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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                September 2, 1997

                   AMRESCO Residential Securities Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                   333-30759                   75-2620414
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)

   700 North Pearl Street
     Suite 2400, LB #342
        Dallas, Texas                                             75201-7424
   (Address of Principal                                          (Zip Code)
     Executive Offices)

        Registrant's telephone number, including area code (214) 953-7700

                                    No Change
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

     In connection with the offering of AMRESCO Residential Securities Corporation Mortgage Loan Pass-Through Certificates, Series 1997-3, described in a Prospectus Supplement dated as of September 4, 1997, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:


   99.4 Computational Materials of Lehman Brothers Inc. relating to the Offered Certificates.

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                                   SIGNATURES

     I Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   AMRESCO RESIDENTIAL SECURITIES CORPORATION,
                                  as Depositor

                                    By: /s/ Ronald B. Kirkland
                                       -----------------------
                                       Name:  Ronald B. Kirkland
                                       Title: Vice President and Chief
                                              Accounting Officer

Dated: September 3, 1997


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                                  EXHIBIT INDEX

Exhibit No.     Description                                             Page No.

  99.4          Computational Materials of Lehman Brothers Inc.
                relating to the Offered Certificates.
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